Exhibit 10.49

 SECOND AMENDMENT TO  PURCHASE AND SALE CONTRACT

THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this “Amendment”) is entered into this 18th day of October, 2013, by and between CCIP/2 HIGHCREST, L.L.C., a Delaware limited liability company (“Seller”), and HIGHCREST APARTMENTS, LLC, a Delaware limited liability company (“Buyer”).

R E C I T A L S

A.              Buyer and Seller are parties to that certain Purchase and Sale Contract dated August 15, 2013, as amended by that certain First Amendment to Purchase and Sale Contract dated as of September 16, 2013 by and between Seller and Laramar Kona Real Estate Associates LLC, a Delaware limited liability company (“Laramar”) and as assigned by Laramar to Buyer pursuant to that certain Assignment and Assumption of Purchase and Sale Contract dated as of October 18, 2013 (as amended and assigned, the “Purchase Agreement”) pursuant to which Seller agreed to sell and Buyer agreed to purchase certain real property located at 3514 83rd Street, Woodridge, Illinois 60517, as more particularly described therein (the “Property”).

B.              All capitalized terms contained herein which are not defined shall have the meaning ascribed to them in the Purchase Agreement.

C.              The parties desire to amend the Purchase Agreement by the terms and provisions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer agree as follows:

1.               Closing Date.  Notwithstanding any provision of the Purchase Agreement to the contrary, the Closing Date shall be October 30, 2013.

2.               Inspection.  The Purchase Price credit related to inspection issues, as referenced in Section 5.4, shall be $15,000.00.

3.               Full Force and Effect.  As amended hereby, the Purchase Agreement shall remain unmodified and shall continue in full force and effect.  In the event of any conflict between the Purchase Agreement and this Amendment, the terms and provisions of this Amendment shall control.

4.               Counterparts; Execution by E-mail or Facsimile.  This Amendment may be signed by the parties in two or more counterparts which, when taken together, shall constitute one and the same instrument.  This Amendment may also be delivered by e-mail or facsimile transmission with the same force and effect as if the originally executed copies of this Amendment were delivered to all parties.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Purchase and Sale Contract as of the date and year first above written.

SELLER:

CCIP/2 HIGHCREST, L.L.C.,

a Delaware limited liability company

By:     CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2, LP SERIES A,

          a Delaware limited partnership, its member

By:     CONCAP EQUITIES, INC.,

          a Delaware corporation,

          its general partner

          By:  /s/Mark C. Reoch

Name: Mark C. Reoch

          Title: Vice President, Transactions

PURCHASER:

Highcrest Apartments, LLC,

a Delaware limited liability company

By:     Laramar Highcrest, LLC,

          a Delaware limited liability company

          By:      Witz Partners VIII, LLC,

                      a Delaware limited liability company,

                      its manager

                      By:      The Laramar Group, L.L.C.,

                                  a Delaware limited liability company,

                                  its manager

                                  By: /s/Bennett Neuman

                                  Name:  Bennett Neuman